# RenaissanceRe Holdings Ltd.
# Financial Supplement
# June 30, 2015

**Investors:**
RenaissanceRe Holdings Ltd.
Rohan Pai
Director - Corporate Finance
T: +1 441 295 4513

**Media:**
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Gross Premiums Written and Managed Premiums	6 - 7
d.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	8 - 9

Balance Sheets
a.	Summary Consolidated Balance Sheets	10

Investments
a.	Investment Portfolio - Composition	11
b.	Summary of Other Investments	12
c.	Total Investment Result	13
d.	Investment Portfolio - Effective Yield and Credit Rating	14
e.	Investment Portfolio - Change in Portfolio Composition	15
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	16

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	17
b.	Paid to Incurred Analysis	18

Other Items
a.	Earnings per Share	19
b.	Equity in Earnings of Other Ventures	20
c.	Other Income (Loss)	20
d.	Ratings	21

Comments on Regulation G		22 - 23

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 22 and 23 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. ("RenaissanceRe" or the "Company") is a global provider of reinsurance and insurance. The Company has the following reportable segments: (1) Catastrophe Reinsurance, which includes catastrophe reinsurance and certain property catastrophe joint ventures managed by the Company’s ventures unit; (2) Specialty Reinsurance, which includes specialty reinsurance and certain specialty joint ventures managed by the Company’s ventures unit; and (3) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”).
On November 23, 2014, RenaissanceRe entered into a definitive merger agreement with Platinum Underwriters Holdings, Ltd. (“Platinum") and the transaction closed on March 2, 2015. As a result of the acquisition, Platinum and its subsidiaries became wholly-owned subsidiaries of RenaissanceRe, including Platinum Underwriters Bermuda, Ltd. ("Platinum Bermuda") and Renaissance Reinsurance U.S. Inc., formerly known as Platinum Underwriters Reinsurance, Inc. ("Renaissance Reinsurance U.S."). The Company accounted for the acquisition of Platinum under the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic Business Combinations and the Company's consolidated results of operations include those of Platinum from March 2, 2015.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended		Six months ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Highlights
Gross premiums written	$661,997	$511,540	$1,305,575	$1,216,800
Net premiums written	$508,677	$346,407	$912,712	$796,754
Net premiums earned	$379,828	$260,416	$676,588	$546,950
Net claims and claim expenses incurred	169,344	81,388	246,197	140,303
Acquisition expenses	61,666	33,477	105,067	67,177
Operating expenses	54,673	45,841	100,294	88,465
Underwriting income	$94,145	$99,710	$225,030	$251,005

Net investment income	$38,604	$34,541	$78,311	$73,489
Net realized and unrealized (losses) gains on investments	(26,712)	27,128	15,037	42,055
Change in net unrealized gains on fixed maturity investments available for sale	(560)	(96)	(743)	(261)
Total investment result	$11,332	$61,573	$92,605	$115,283

Net income available to RenaissanceRe common shareholders	$73,233	$120,752	$241,076	$271,755
Operating income available to RenaissanceRe common shareholders (1)	$99,945	$93,624	$226,039	$229,700

Total assets	$12,053,186	$8,515,625	$12,053,186	$8,515,625
Total shareholders' equity attributable to RenaissanceRe	$4,836,944	$3,835,941	$4,836,944	$3,835,941

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$1.59	$2.95	$5.56	$6.52
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.18	$2.28	$5.21	$5.50
Dividends per common share	$0.30	$0.29	$0.60	$0.58
Book value per common share	$96.43	$84.79	$96.43	$84.79
Tangible book value per common share (1)	$89.92	$83.93	$89.92	$83.93
Tangible book value per common share plus accumulated dividends (1)	$104.80	$97.63	$104.80	$97.63
Change in tangible book value per common share plus change in accumulated dividends (1)	1.9%	3.5%	1.4%	6.4%

Financial ratios
Net claims and claim expense ratio - current accident year	53.3%	37.8%	44.5%	31.8%
Net claims and claim expense ratio - prior accident years	(8.7)%	(6.5)%	(8.1)%	(6.1)%
Net claims and claim expense ratio - calendar year	44.6%	31.3%	36.4%	25.7%
Underwriting expense ratio	30.6%	30.4%	30.3%	28.4%
Combined ratio	75.2%	61.7%	66.7%	54.1%
Operating return on average common equity - annualized (1)	9.1%	11.0%	11.0%	13.4%
Total investment return - annualized	0.5%	3.7%	2.2%	3.4%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenues
Gross premiums written	$661,997	$643,578	$132,780	$200,992	$511,540
Net premiums written	$508,677	$404,035	$111,769	$159,713	$346,407
(Increase) decrease in unearned premiums	(128,849)	(107,275)	144,718	99,266	(85,991)
Net premiums earned	379,828	296,760	256,487	258,979	260,416
Net investment income	38,604	39,707	25,886	24,941	34,541
Net foreign exchange (losses) gains	(1,740)	(3,130)	(107)	5,036	2,392
Equity in earnings of other ventures	6,160	5,295	4,838	9,806	7,232
Other income (loss)	1,427	1,539	1,219	(1,169)	(535)
Net realized and unrealized (losses) gains on investments	(26,712)	41,749	30,475	(31,097)	27,128
Total revenues	397,567	381,920	318,798	266,496	331,174
Expenses
Net claims and claim expenses incurred	169,344	76,853	(12,003)	69,647	81,388
Acquisition expenses	61,666	43,401	39,749	37,550	33,477
Operational expenses	54,673	45,621	55,202	46,972	45,841
Corporate expenses	13,032	45,598	10,583	3,905	3,954
Interest expense	9,698	5,251	4,289	4,290	4,292
Total expenses	308,413	216,724	97,820	162,364	168,952
Income before taxes	89,154	165,196	220,978	104,132	162,222
Income tax (expense) benefit	1,842	47,904	(401)	(245)	204
Net income	90,996	213,100	220,577	103,887	162,426
Net income attributable to noncontrolling interests	(12,167)	(39,662)	(44,215)	(30,477)	(36,078)
Net income attributable to RenaissanceRe	78,829	173,438	176,362	73,410	126,348
Dividends on preference shares	(5,596)	(5,595)	(5,595)	(5,595)	(5,596)
Net income available to RenaissanceRe common shareholders	$73,233	$167,843	$170,767	$67,815	$120,752

Net income available to RenaissanceRe common shareholders per common share - basic	$1.60	$4.18	$4.46	$1.72	$3.00
Net income available to RenaissanceRe common shareholders per common share - diluted	$1.59	$4.14	$4.42	$1.70	$2.95
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.18	$3.10	$3.62	$2.49	$2.28

Operating return on average common equity - annualized (1)	9.1%	12.9%	16.5%	11.7%	11.0%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Six months ended
	June 30, 2015	June 30, 2014
Revenues
Gross premiums written	$1,305,575	$1,216,800
Net premiums written	$912,712	$796,754
Increase in unearned premiums	(236,124)	(249,804)
Net premiums earned	676,588	546,950
Net investment income	78,311	73,489
Net foreign exchange (losses) gains	(4,870)	1,331
Equity in earnings of other ventures	11,455	11,431
Other income (loss)	2,966	(473)
Net realized and unrealized gains on investments	15,037	42,055
Total revenues	779,487	674,783
Expenses
Net claims and claim expenses incurred	246,197	140,303
Acquisition expenses	105,067	67,177
Operational expenses	100,294	88,465
Corporate expenses	58,630	8,499
Interest expense	14,949	8,585
Total expenses	525,137	313,029
Income before taxes	254,350	361,754
Income tax benefit	49,746	38
Net income	304,096	361,792
Net income attributable to noncontrolling interests	(51,829)	(78,846)
Net income attributable to RenaissanceRe	252,267	282,946
Dividends on preference shares	(11,191)	(11,191)
Net income available to RenaissanceRe common shareholders	$241,076	$271,755

Net income available to RenaissanceRe common shareholders per common share - basic	$5.61	$6.62
Net income available to RenaissanceRe common shareholders per common share - diluted	$5.56	$6.52
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$5.21	$5.50

Operating return on average common equity - annualized (1)	11.0%	13.4%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended June 30, 2015
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$385,366	$160,013	$116,618	$—	$661,997
Net premiums written	$270,490	$139,867	$98,320	$—	$508,677
Net premiums earned	$162,705	$155,584	$61,539	$—	$379,828
Net claims and claim expenses incurred	55,376	86,062	27,683	223	169,344
Acquisition expenses	19,314	28,251	14,210	(109)	61,666
Operational expenses	22,090	18,747	13,719	117	54,673
Underwriting income (loss)	$65,925	$22,524	$5,927	$(231)	$94,145

Net claims and claim expenses incurred - current accident year	$67,334	$104,315	$30,771	$—	$202,420
Net claims and claim expenses incurred - prior accident years	(11,958)	(18,253)	(3,088)	223	(33,076)
Net claims and claim expenses incurred - total	$55,376	$86,062	$27,683	$223	$169,344

Net claims and claim expense ratio - current accident year	41.4%	67.0%	50.0%	—%	53.3%
Net claims and claim expense ratio - prior accident years	(7.4)%	(11.7)%	(5.0)%	—%	(8.7)%
Net claims and claim expense ratio - calendar year	34.0%	55.3%	45.0%	—%	44.6%
Underwriting expense ratio	25.5%	30.2%	45.4%	—%	30.6%
Combined ratio	59.5%	85.5%	90.4%	—%	75.2%

	Three months ended June 30, 2014
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$388,083	$51,554	$71,903	$—	$511,540
Net premiums written	$233,698	$46,254	$66,452	$3	$346,407
Net premiums earned	$159,152	$53,588	$47,672	$4	$260,416
Net claims and claim expenses incurred	36,730	20,075	25,111	(528)	81,388
Acquisition expenses	17,806	11,699	10,122	(6,150)	33,477
Operational expenses	22,200	10,514	13,058	69	45,841
Underwriting income (loss)	$82,416	$11,300	$(619)	$6,613	$99,710

Net claims and claim expenses incurred - current accident year	$38,473	$25,443	$34,555	$—	$98,471
Net claims and claim expenses incurred - prior accident years	(1,743)	(5,368)	(9,444)	(528)	(17,083)
Net claims and claim expenses incurred - total	$36,730	$20,075	$25,111	$(528)	$81,388

Net claims and claim expense ratio - current accident year	24.2%	47.5%	72.5%	—%	37.8%
Net claims and claim expense ratio - prior accident years	(1.1)%	(10.0)%	(19.8)%	(13,200.0)%	(6.5)%
Net claims and claim expense ratio - calendar year	23.1%	37.5%	52.7%	(13,200.0)%	31.3%
Underwriting expense ratio	25.1%	41.4%	48.6%	(152,025.0)%	30.4%
Combined ratio	48.2%	78.9%	101.3%	(165,225.0)%	61.7%

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Six months ended June 30, 2015
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$774,613	$284,304	$246,748	$(90)	$1,305,575
Net premiums written	$493,130	$243,782	$175,889	$(89)	$912,712
Net premiums earned	$306,472	$250,460	$119,745	$(89)	$676,588
Net claims and claim expenses incurred	62,970	125,650	57,526	51	246,197
Acquisition expenses	26,968	48,940	28,903	256	105,067
Operational expenses	42,453	32,037	25,659	145	100,294
Underwriting income (loss)	$174,081	$43,833	$7,657	$(541)	$225,030

Net claims and claim expenses incurred - current accident year	$91,458	$153,579	$56,381	$—	$301,418
Net claims and claim expenses incurred - prior accident years	(28,488)	(27,929)	1,145	51	(55,221)
Net claims and claim expenses incurred - total	$62,970	$125,650	$57,526	$51	$246,197

Net claims and claim expense ratio - current accident year	29.8%	61.3%	47.1%	—%	44.5%
Net claims and claim expense ratio - prior accident years	(9.3)%	(11.1)%	0.9%	(57.3)%	(8.1)%
Net claims and claim expense ratio - calendar year	20.5%	50.2%	48.0%	(57.3)%	36.4%
Underwriting expense ratio	22.7%	32.3%	45.6%	(450.6)%	30.3%
Combined ratio	43.2%	82.5%	93.6%	(507.9)%	66.7%

	Six months ended June 30, 2014
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$855,794	$205,844	$155,162	$—	$1,216,800
Net premiums written	$493,187	$171,743	$131,821	$3	$796,754
Net premiums earned	$323,736	$123,218	$99,969	$27	$546,950
Net claims and claim expenses incurred	43,185	46,156	51,392	(430)	140,303
Acquisition expenses	24,932	28,246	20,689	(6,690)	67,177
Operational expenses	42,619	20,620	25,091	135	88,465
Underwriting income	$213,000	$28,196	$2,797	$7,012	$251,005

Net claims and claim expenses incurred - current accident year	$51,002	$67,365	$55,712	$—	$174,079
Net claims and claim expenses incurred - prior accident years	(7,817)	(21,209)	(4,320)	(430)	(33,776)
Net claims and claim expenses incurred - total	$43,185	$46,156	$51,392	$(430)	$140,303

Net claims and claim expense ratio - current accident year	15.8%	54.7%	55.7%	—%	31.8%
Net claims and claim expense ratio - prior accident years	(2.5)%	(17.2)%	(4.3)%	(1,592.6)%	(6.1)%
Net claims and claim expense ratio - calendar year	13.3%	37.5%	51.4%	(1,592.6)%	25.7%
Underwriting expense ratio	20.9%	39.6%	45.8%	(24,277.8)%	28.4%
Combined ratio	34.2%	77.1%	97.2%	(25,870.4)%	54.1%
(1) Included in gross premiums written in the Other category is the elimination of inter-segment gross premiums written of $0.1 million for the six months ended June 30, 2015.

5

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$243,246	$265,730	$10,569	$49,480	$240,137
DaVinci catastrophe premiums	142,120	123,517	(646)	18,772	147,946
Total Catastrophe Reinsurance segment gross premiums written	$385,366	$389,247	$9,923	$68,252	$388,083

Specialty Reinsurance Segment
Casualty	$84,953	$62,105	$40,150	$40,552	$24,472
Credit	19,911	28,711	19,401	16,167	14,378
Property Other	23,215	5,209	7,652	6,109	2,681
Other	31,934	28,266	4,708	6,055	10,023
Total Specialty Reinsurance segment gross premiums written	$160,013	$124,291	$71,911	$68,883	$51,554

Lloyd's Segment
Casualty	$48,426	$61,971	$30,562	$36,759	$30,079
Catastrophe	33,379	25,645	1,985	5,161	26,665
Property Other	24,130	23,769	17,179	20,301	13,568
Credit	1,534	2,585	(119)	278	567
Other	9,149	16,160	1,030	1,358	1,024
Total Lloyd's segment gross premiums written	$116,618	$130,130	$50,637	$63,857	$71,903

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$385,366	$389,247	$9,923	$68,252	$388,083
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	21,411	14,164	3,162	2,169	23,110
Catastrophe premiums written in the Lloyd's segment	33,379	25,645	1,985	5,161	26,665
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	(835)	(5,950)	—	—	—
Total managed catastrophe premiums (1)	$439,321	$423,106	$15,070	$75,582	$437,858

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

6

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Six months ended
	June 30, 2015	June 30, 2014
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$508,976	$562,885
DaVinci catastrophe premiums	265,637	292,909
Total Catastrophe Reinsurance segment gross premiums written	$774,613	$855,794

Specialty Reinsurance Segment
Casualty	$147,058	$51,833
Credit	48,622	112,152
Property Other	28,424	8,163
Other	60,200	33,696
Total Specialty Reinsurance segment gross premiums written	$284,304	$205,844

Lloyd's Segment
Casualty	$110,397	$64,651
Catastrophe	59,024	48,220
Property Other	47,899	26,151
Credit	4,119	582
Other	25,309	15,558
Total Lloyd's segment gross premiums written	$246,748	$155,162

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$774,613	$855,794
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	35,575	37,225
Catastrophe premiums written in the Lloyd's segment	59,024	48,220
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	(6,785)	(7,355)
Total managed catastrophe premiums (1)	$862,427	$933,884

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

7

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenues
Gross premiums written	$143,456	$124,211	$(632)	$18,956	$149,499
Net premiums written	$132,977	$97,365	$(803)	$13,541	$126,810
(Increase) decrease in unearned premiums	(69,088)	(36,320)	62,175	48,594	(52,440)
Net premiums earned	63,889	61,045	61,372	62,135	74,370
Net investment income	6,812	6,215	7,599	7,082	6,875
Net foreign exchange (losses) gains	(9)	(585)	831	765	1,674
Net realized and unrealized (losses) gains on investments	(8,630)	12,038	(2,076)	(8,918)	6,628
Total revenues	62,062	78,713	67,726	61,064	89,547
Expenses
Net claims and claim expenses incurred	22,852	1,937	(21,995)	(1,488)	14,218
Acquisition expenses	13,703	16,540	22,839	17,385	17,507
Operational and corporate expenses	7,081	7,238	7,467	7,492	8,335
Interest expense	1,504	939	933	934	933
Total expenses	45,140	26,654	9,244	24,323	40,993
Income before taxes	16,922	52,059	58,482	36,741	48,554
Income tax expense	(153)	(36)	(18)	(20)	(2)
Net income	16,769	52,023	58,464	36,721	48,552
Net income attributable to redeemable noncontrolling interest	—	—	—	(75)	(99)
Net income available to DaVinciRe common shareholders	$16,769	$52,023	$58,464	$36,646	$48,453

Net claims and claim expenses incurred - current accident year	$26,832	$10,109	$701	$3,341	$19,370
Net claims and claim expenses incurred - prior accident years	(3,980)	(8,172)	(22,696)	(4,829)	(5,152)
Net claims and claim expenses incurred - total	$22,852	$1,937	$(21,995)	$(1,488)	$14,218

Net claims and claim expense ratio - current accident year	42.0%	16.6%	1.1%	5.4%	26.0%
Net claims and claim expense ratio - prior accident years	(6.2)%	(13.4)%	(36.9)%	(7.8)%	(6.9)%
Net claims and claim expense ratio - calendar year	35.8%	3.2%	(35.8)%	(2.4)%	19.1%
Underwriting expense ratio	32.5%	38.9%	49.3%	40.0%	34.8%
Combined ratio	68.3%	42.1%	13.5%	37.6%	53.9%

8

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Six months ended
	June 30, 2015	June 30, 2014
Revenues
Gross premiums written	$267,667	$294,758
Net premiums written	$230,342	$245,740
Increase in unearned premiums	(105,408)	(93,508)
Net premiums earned	124,934	152,232
Net investment income	13,027	13,929
Net foreign exchange (losses) gains	(594)	2,050
Net realized and unrealized gains on investments	3,408	9,168
Total revenues	140,775	177,379
Expenses
Net claims and claim expenses incurred	24,789	15,438
Acquisition expenses	30,243	38,385
Operational and corporate expenses	14,319	17,138
Interest expense	2,443	1,870
Total expenses	71,794	72,831
Income before taxes	68,981	104,548
Income tax expense	(189)	(2)
Net income	68,792	104,546
Net income attributable to redeemable noncontrolling interest	—	(213)
Net income available to DaVinciRe common shareholders	$68,792	$104,333

Net claims and claim expenses incurred - current accident year	$36,941	$24,476
Net claims and claim expenses incurred - prior accident years	(12,152)	(9,038)
Net claims and claim expenses incurred - total	$24,789	$15,438

Net claims and claim expense ratio - current accident year	29.6%	16.1%
Net claims and claim expense ratio - prior accident years	(9.8)%	(6.0)%
Net claims and claim expense ratio - calendar year	19.8%	10.1%
Underwriting expense ratio	35.7%	36.5%
Combined ratio	55.5%	46.6%

9

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Assets
Fixed maturity investments trading, at fair value	$6,591,434	$5,982,843	$4,756,685	$4,750,766	$4,841,609
Fixed maturity investments available for sale, at fair value	21,754	25,086	26,885	28,069	29,219
Total fixed maturity investments, at fair value	6,613,188	6,007,929	4,783,570	4,778,835	4,870,828
Short term investments, at fair value	1,543,191	1,775,819	1,013,222	1,031,143	957,698
Equity investments trading, at fair value	493,056	261,656	322,098	301,714	254,408
Other investments, at fair value	504,693	514,906	504,147	501,487	513,614
Investments in other ventures, under equity method	126,139	123,743	120,713	118,245	110,354
Total investments	9,280,267	8,684,053	6,743,750	6,731,424	6,706,902
Cash and cash equivalents	398,090	557,618	525,584	300,547	294,457
Premiums receivable	1,068,819	866,418	440,007	630,718	837,116
Prepaid reinsurance premiums	276,231	233,062	94,810	195,978	267,963
Reinsurance recoverable	136,464	82,696	66,694	79,043	85,115
Accrued investment income	37,480	40,583	26,509	25,514	28,019
Deferred acquisition costs	173,408	146,053	110,059	130,108	140,765
Receivable for investments sold	149,063	121,530	52,390	147,206	58,205
Other assets	257,621	273,851	135,845	108,443	89,076
Goodwill and other intangibles	275,743	281,334	7,902	7,954	8,007
Total assets	$12,053,186	$11,287,198	$8,203,550	$8,356,935	$8,515,625
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$2,847,648	$2,781,568	$1,412,510	$1,532,780	$1,552,618
Unearned premiums	1,155,596	983,137	512,386	758,272	929,523
Debt	972,362	826,774	249,522	249,499	249,476
Reinsurance balances payable	512,019	495,045	454,580	501,155	558,185
Payable for investments purchased	511,251	217,986	203,021	284,295	201,340
Other liabilities	228,554	231,968	374,108	203,908	164,650
Total liabilities	6,227,430	5,536,478	3,206,127	3,529,909	3,655,792
Redeemable noncontrolling interest	988,812	968,431	1,131,708	1,091,166	1,023,892
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	46,013	46,026	38,442	38,888	40,523
Additional paid-in capital	750,484	754,941	—	—	—
Accumulated other comprehensive income	2,993	3,342	3,416	3,829	3,918
Retained earnings	3,637,454	3,577,980	3,423,857	3,293,143	3,391,500
Total shareholders' equity attributable to RenaissanceRe	4,836,944	4,782,289	3,865,715	3,735,860	3,835,941
Total liabilities, noncontrolling interests and shareholders' equity	$12,053,186	$11,287,198	$8,203,550	$8,356,935	$8,515,625

Book value per common share	$96.43	$95.21	$90.15	$85.78	$84.79

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

TYPE OF INVESTMENT	June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014
U.S. treasuries	$2,020,746	21.8%	$1,535,746	17.7%	$1,671,471	24.8%	$1,636,326	24.3%	$1,706,929	25.5%
Agencies	144,947	1.6%	152,272	1.8%	96,208	1.4%	120,025	1.8%	121,650	1.8%
Municipal	806,724	8.7%	1,220,206	14.1%	—	—%	—	—%	—	—%
Non-U.S. government (Sovereign debt)	370,613	4.0%	329,626	3.8%	280,651	4.2%	282,326	4.2%	271,495	4.0%
Non-U.S. government-backed corporate	172,381	1.9%	151,446	1.7%	146,467	2.2%	141,159	2.1%	163,911	2.4%
Corporate	1,865,369	20.1%	1,603,024	18.5%	1,610,442	23.9%	1,572,168	23.4%	1,580,038	23.6%
Agency mortgage-backed	475,870	5.1%	342,461	3.9%	316,620	4.7%	325,138	4.8%	326,304	4.9%
Non-agency mortgage-backed	263,329	2.8%	268,102	3.1%	253,050	3.7%	264,455	3.9%	265,340	3.9%
Commercial mortgage-backed	426,895	4.6%	361,812	4.2%	381,051	5.7%	405,635	6.0%	400,288	6.0%
Asset-backed	66,314	0.7%	43,234	0.5%	27,610	0.4%	31,603	0.5%	34,873	0.5%
Total fixed maturity investments, at fair value	6,613,188	71.3%	6,007,929	69.3%	4,783,570	71.0%	4,778,835	71.0%	4,870,828	72.6%
Short term investments, at fair value	1,543,191	16.6%	1,775,819	20.4%	1,013,222	15.0%	1,031,143	15.3%	957,698	14.3%
Equity investments trading, at fair value	493,056	5.3%	261,656	3.0%	322,098	4.8%	301,714	4.5%	254,408	3.8%
Other investments, at fair value	504,693	5.4%	514,906	5.9%	504,147	7.5%	501,487	7.5%	513,614	7.6%
Total managed investment portfolio	9,154,128	98.6%	8,560,310	98.6%	6,623,037	98.3%	6,613,179	98.3%	6,596,548	98.3%
Investments in other ventures, under equity method	126,139	1.4%	123,743	1.4%	120,713	1.7%	118,245	1.7%	110,354	1.7%
Total investments	$9,280,267	100.0%	$8,684,053	100.0%	$6,743,750	100.0%	$6,731,424	100.0%	$6,706,902	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$850,676	12.9%	$860,185	14.3%	$561,208	11.7%	$579,663	12.2%	$608,811	12.5%
AA	3,622,348	54.8%	3,077,887	51.2%	2,506,760	52.4%	2,521,251	52.8%	2,573,467	52.8%
A	979,776	14.8%	989,205	16.5%	727,639	15.2%	713,648	14.9%	705,334	14.5%
BBB	558,221	8.4%	515,885	8.6%	444,132	9.3%	402,318	8.4%	401,664	8.2%
Non-investment grade and not rated	602,167	9.1%	564,767	9.4%	543,831	11.4%	561,955	11.7%	581,552	12.0%
Total fixed maturity investments, at fair value	$6,613,188	100.0%	$6,007,929	100.0%	$4,783,570	100.0%	$4,778,835	100.0%	$4,870,828	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$219,382	3.3%	$209,392	3.5%	$151,803	3.2%	$97,868	2.0%	$100,765	2.1%
Due after one through five years	3,859,616	58.4%	3,220,154	53.6%	2,969,828	62.1%	2,949,329	61.7%	3,080,879	63.2%
Due after five through ten years	970,723	14.7%	1,018,252	16.9%	537,636	11.2%	593,633	12.4%	529,811	10.9%
Due after ten years	331,059	5.0%	544,522	9.1%	145,972	3.0%	111,174	2.4%	132,568	2.7%
Mortgage-backed securities	1,166,094	17.6%	972,375	16.2%	950,721	19.9%	995,228	20.8%	991,932	20.4%
Asset-backed securities	66,314	1.0%	43,234	0.7%	27,610	0.6%	31,603	0.7%	34,873	0.7%
Total fixed maturity investments, at fair value	$6,613,188	100.0%	$6,007,929	100.0%	$4,783,570	100.0%	$4,778,835	100.0%	$4,870,828	100.0%
Weighted average effective yield of fixed maturity and short term investments	1.7%		1.6%		1.7%		1.7%		1.5%
Average duration of fixed maturities and short term investments	2.3		2.3		2.1		2.2		2.2

11

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
TYPE OF INVESTMENT
Private equity partnerships	$250,796	$271,074	$281,932	$300,800	$314,983
Catastrophe bonds	228,998	221,780	200,329	179,246	179,465
Senior secured bank loan funds	22,561	19,679	19,316	18,723	15,976
Hedge funds	2,338	2,373	2,570	2,718	3,190
Total other investments, at fair value	$504,693	$514,906	$504,147	$501,487	$513,614

TYPE OF INVESTMENT
Private equity partnerships	49.6%	52.6%	56.0%	60.1%	61.4%
Catastrophe bonds	45.4%	43.1%	39.7%	35.7%	34.9%
Senior secured bank loan funds	4.5%	3.8%	3.8%	3.7%	3.1%
Hedge funds	0.5%	0.5%	0.5%	0.5%	0.6%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

12

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Six months ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	June 30, 2015	June 30, 2014
Fixed maturity investments	$33,791	$25,939	$26,104	$24,519	$26,372	$59,730	$50,232
Short term investments	297	197	217	251	286	494	476
Equity investments trading	1,913	2,604	1,139	736	779	4,517	1,575
Other investments
Hedge funds and private equity investments	5,425	10,413	1,530	(3,320)	8,340	15,838	20,657
Other	674	3,508	(414)	5,547	1,483	4,182	6,011
Cash and cash equivalents	127	148	95	116	93	275	184
	42,227	42,809	28,671	27,849	37,353	85,036	79,135
Investment expenses	(3,623)	(3,102)	(2,785)	(2,908)	(2,812)	(6,725)	(5,646)
Net investment income	38,604	39,707	25,886	24,941	34,541	78,311	73,489

Gross realized gains	8,672	21,532	11,973	7,962	12,166	30,204	25,633
Gross realized losses	(21,552)	(4,871)	(3,997)	(2,720)	(2,587)	(26,423)	(8,151)
Net realized (losses) gains on fixed maturity investments	(12,880)	16,661	7,976	5,242	9,579	3,781	17,482
Net unrealized (losses) gains on fixed maturity investments trading	(48,104)	25,972	(1,520)	(36,600)	29,918	(22,132)	57,800
Net realized and unrealized gains (losses) on investments-related derivatives	19,816	(4,208)	(11,280)	(1,868)	(6,884)	15,608	(17,783)
Net realized gains on equity investments trading	8,832	7,481	2,330	3,523	5,134	16,313	5,055
Net unrealized gains (losses) on equity investments trading	5,624	(4,157)	32,969	(1,394)	(10,619)	1,467	(20,499)
Net realized and unrealized (losses) gains on investments	(26,712)	41,749	30,475	(31,097)	27,128	15,037	42,055
Change in net unrealized gains on fixed maturity investments available for sale	(560)	(183)	(292)	(302)	(96)	(743)	(261)
Total investment result	$11,332	$81,273	$56,069	$(6,458)	$61,573	$92,605	$115,283

Total investment return - annualized	0.5%	4.2%	3.3%	(0.4)%	3.7%	2.2%	3.4%

13

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
June 30, 2015	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,543,191	$1,543,191	16.6%	0.1%	$1,497,407	$45,125	$—	$659	$—	$—
		100.0%			97.0%	3.0%	—%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	2,017,082	2,020,746	21.8%	1.0%	—	2,020,746	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	69,361	69,413	0.8%	1.0%	—	69,413	—	—	—	—
Other agencies	75,925	75,534	0.8%	2.3%	—	75,534	—	—	—	—
Total agencies	145,286	144,947	1.6%	1.7%	—	144,947	—	—	—	—
Municipal	815,917	806,724	8.7%	2.4%	159,501	522,659	123,249	—	1,315	—
Non-U.S. government (Sovereign debt)	377,362	370,613	4.0%	1.2%	192,038	141,910	18,175	18,490	—	—
Non-U.S. government-backed corporate	172,018	172,381	1.9%	1.1%	93,783	66,893	10,542	1,163	—	—
Corporate	1,876,760	1,865,369	20.1%	3.2%	30,545	128,068	781,863	503,551	414,322	7,020
Mortgage-backed
Residential mortgage-backed
Agency securities	478,063	475,870	5.1%	2.2%	—	475,870	—	—	—	—
Non-agency securities - Alt A	149,851	159,312	1.7%	4.1%	4,555	25,585	11,028	17,472	86,583	14,089
Non-agency securities - Prime	99,517	104,017	1.1%	3.4%	6,796	8,003	6,091	7,453	69,065	6,609
Total residential mortgage-backed	727,431	739,199	7.9%	2.8%	11,351	509,458	17,119	24,925	155,648	20,698
Commercial mortgage-backed	424,863	426,895	4.6%	2.4%	298,035	86,776	28,828	10,092	—	3,164
Total mortgage-backed	1,152,294	1,166,094	12.5%	2.7%	309,386	596,234	45,947	35,017	155,648	23,862
Asset-backed
Auto loans	13,065	13,068	0.1%	1.2%	12,668	400	—	—	—	—
Credit cards	23,350	23,470	0.3%	1.6%	23,470	—	—	—	—	—
Student loans	6,681	6,607	0.1%	0.9%	6,116	491	—	—	—	—
Other	23,061	23,169	0.2%	1.5%	23,169	—	—	—	—	—
Total asset-backed	66,157	66,314	0.7%	1.4%	65,423	891	—	—	—	—
Total securitized assets	1,218,451	1,232,408	13.2%	2.6%	374,809	597,125	45,947	35,017	155,648	23,862
Total fixed maturity investments	6,622,876	6,613,188	71.3%	2.1%	850,676	3,622,348	979,776	558,221	571,285	30,882
		100.0%			12.9%	54.8%	14.8%	8.4%	8.6%	0.5%
Equity investments trading		493,056	5.3%		—	—	—	—	—	493,056
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Private equity partnerships		250,796	2.7%		—	—	—	—	—	250,796
Catastrophe bonds		228,998	2.5%		—	—	—	—	228,998	—
Senior secured bank loan fund		22,561	0.2%		—	—	—	—	—	22,561
Hedge funds		2,338	—%		—	—	—	—	—	2,338
Total other investments		504,693	5.4%		—	—	—	—	228,998	275,695
		100.0%			—%	—%	—%	—%	45.4%	54.6%
Investments in other ventures		126,139	1.4%		—	—	—	—	—	126,139
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$9,280,267	100.0%		$2,348,083	$3,667,473	$979,776	$558,880	$800,283	$925,772
		100.0%			25.3%	39.5%	10.6%	6.0%	8.6%	10.0%
(1) The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

14

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	June 30, 2015		December 31, 2014		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$1,543,191	16.6%	$1,013,222	15.0%	$529,969	1.6%
Fixed maturity investments
U.S. treasuries	2,020,746	21.8%	1,671,471	24.8%	349,275	(3.0)%
Agencies
Fannie Mae and Freddie Mac	69,413	0.8%	89,919	1.3%	(20,506)	(0.5)%
Other agencies	75,534	0.8%	6,289	0.1%	69,245	0.7%
Total agencies	144,947	1.6%	96,208	1.4%	48,739	0.2%
Municipal	806,724	8.7%	—	—%	806,724	8.7%
Non-U.S. government (Sovereign debt)	370,613	4.0%	280,651	4.2%	89,962	(0.2)%
Non-U.S. government-backed corporate	172,381	1.9%	146,467	2.2%	25,914	(0.3)%
Corporate	1,865,369	20.1%	1,610,442	23.9%	254,927	(3.8)%
Mortgage-backed
Residential mortgage-backed
Agency securities	475,870	5.1%	316,620	4.7%	159,250	0.4%
Non-agency securities - Alt A	159,312	1.7%	149,754	2.2%	9,558	(0.5)%
Non-agency securities - Prime	104,017	1.1%	103,296	1.5%	721	(0.4)%
Total residential mortgage-backed	739,199	7.9%	569,670	8.4%	169,529	(0.5)%
Commercial mortgage-backed	426,895	4.6%	381,051	5.7%	45,844	(1.1)%
Total mortgage-backed	1,166,094	12.5%	950,721	14.1%	215,373	(1.6)%
Asset-backed
Auto loans	13,068	0.1%	10,380	0.2%	2,688	(0.1)%
Credit cards	23,470	0.3%	9,686	0.1%	13,784	0.2%
Student loans	6,607	0.1%	585	—%	6,022	0.1%
Other	23,169	0.2%	6,959	0.1%	16,210	0.1%
Total asset-backed	66,314	0.7%	27,610	0.4%	38,704	0.3%
Total securitized assets	1,232,408	13.2%	978,331	14.5%	254,077	(1.3)%
Total fixed maturity investments	6,613,188	71.3%	4,783,570	71.0%	1,829,618	0.3%
Equity investments trading	493,056	5.3%	322,098	4.8%	170,958	0.5%
Other investments
Private equity partnerships	250,796	2.7%	281,932	4.2%	(31,136)	(1.5)%
Catastrophe bonds	228,998	2.5%	200,329	3.0%	28,669	(0.5)%
Senior secured bank loan funds	22,561	0.2%	19,316	0.3%	3,245	(0.1)%
Hedge funds	2,338	—%	2,570	—%	(232)	—%
Total other investments	504,693	5.4%	504,147	7.5%	546	(2.1)%
Investments in other ventures	126,139	1.4%	120,713	1.7%	5,426	(0.3)%
Total managed investment portfolio	$9,280,267	100.0%	$6,743,750	100.0%	$2,536,517

15

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	June 30, 2015
Issuer	Total	Short term investments	Fixed maturity investments
Bank of America Corp.	$67,779	$—	$67,779
JP Morgan Chase & Co.	57,209	—	57,209
Goldman Sachs Group Inc.	56,154	—	56,154
Morgan Stanley	48,993	—	48,993
Citigroup Inc.	34,262	—	34,262
HSBC Holdings PLC	32,459	—	32,459
Ford Motor Co.	21,605	—	21,605
General Electric Company	21,524	—	21,524
Verizon Communications Inc.	19,649	—	19,649
Royal Bank of Canada	19,414	—	19,414
Total (1)	$379,048	$—	$379,048

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

16

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2015
Catastrophe Reinsurance	$298,100	$160,903	$184,729	$643,732
Specialty Reinsurance	537,224	104,897	1,202,717	1,844,838
Lloyd's	68,525	20,867	231,272	320,664
Other	3,697	2,139	32,578	38,414
Total	$907,546	$288,806	$1,651,296	$2,847,648

March 31, 2015
Catastrophe Reinsurance	$284,684	$158,165	$179,342	$622,191
Specialty Reinsurance	542,201	97,281	1,182,865	1,822,347
Lloyd's	61,703	17,064	218,952	297,719
Other	3,515	2,354	33,442	39,311
Total	$892,103	$274,864	$1,614,601	$2,781,568

December 31, 2014
Catastrophe Reinsurance	$253,431	$150,825	$138,411	$542,667
Specialty Reinsurance	106,293	79,457	357,960	543,710
Lloyd's	65,295	14,168	204,984	284,447
Other	5,212	2,354	34,120	41,686
Total	$430,231	$246,804	$735,475	$1,412,510

September 30, 2014
Catastrophe Reinsurance	$282,923	$186,653	$178,243	$647,819
Specialty Reinsurance	111,774	83,196	359,069	554,039
Lloyd's	54,142	21,464	207,463	283,069
Other	8,097	2,324	37,432	47,853
Total	$456,936	$293,637	$782,207	$1,532,780

June 30, 2014
Catastrophe Reinsurance	$327,537	$201,716	$191,059	$720,312
Specialty Reinsurance	100,033	89,949	340,106	530,088
Lloyd's	48,242	19,763	184,120	252,125
Other	9,505	2,323	38,265	50,093
Total	$485,317	$313,751	$753,550	$1,552,618

17

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended June 30, 2015			Three months ended June 30, 2014
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,781,568	$82,696	$2,698,872	$1,532,883	$98,962	$1,433,921
Incurred claims and claim expenses
Current year	253,649	51,229	202,420	113,964	15,493	98,471
Prior years	(30,830)	2,246	(33,076)	(16,900)	183	(17,083)
Total incurred claims and claim expenses	222,819	53,475	169,344	97,064	15,676	81,388
Paid claims and claim expenses
Current year	48,263	33	48,230	725	12	713
Prior years	108,476	(326)	108,802	76,604	29,511	47,093
Total paid claims and claim expenses	156,739	(293)	157,032	77,329	29,523	47,806
Amounts acquired (1)	—	—	—	—	—	—
Reserve for claims and claim expenses, end of period	$2,847,648	$136,464	$2,711,184	$1,552,618	$85,115	$1,467,503

	Six months ended June 30, 2015			Six months ended June 30, 2014
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$1,412,510	$66,694	$1,345,816	$1,563,730	$101,025	$1,462,705
Incurred claims and claim expenses
Current year	365,088	63,670	301,418	193,890	19,811	174,079
Prior years	(53,274)	1,947	(55,221)	(28,676)	5,100	(33,776)
Total incurred claims and claim expenses	311,814	65,617	246,197	165,214	24,911	140,303
Paid claims and claim expenses
Current year	82,075	33	82,042	1,777	12	1,765
Prior years	192,446	(458)	192,904	174,549	40,809	133,740
Total paid claims and claim expenses	274,521	(425)	274,946	176,326	40,821	135,505
Amounts acquired (1)	1,397,845	3,728	1,394,117	—	—	—
Reserve for claims and claim expenses, end of period	$2,847,648	$136,464	$2,711,184	$1,552,618	$85,115	$1,467,503
(1) Represents the fair value of Platinum's reserve for claims and claim expenses and reinsurance recoverable acquired at March 2, 2015.

18

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Numerator:
Net income available to RenaissanceRe common shareholders	$73,233	$167,843	$170,767	$67,815	$120,752
Amount allocated to participating common shareholders (1)	(819)	(2,025)	(2,312)	(904)	(1,557)
	$72,414	$165,818	$168,455	$66,911	$119,195
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	45,303	39,631	37,752	38,975	39,736
Per common share equivalents of employee stock options and restricted shares	354	390	393	458	659
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	45,657	40,021	38,145	39,433	40,395

Basic income per RenaissanceRe common share	$1.60	$4.18	$4.46	$1.72	$3.00
Diluted income per RenaissanceRe common share	$1.59	$4.14	$4.42	$1.70	$2.95

	Six months ended
(common shares in thousands)	June 30, 2015	June 30, 2014
Numerator:
Net income available to RenaissanceRe common shareholders	$241,076	$271,755
Amount allocated to participating common shareholders (1)	(2,781)	(3,577)
	$238,295	$268,178
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	42,467	40,487
Per common share equivalents of employee stock options and restricted shares	372	662
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	42,839	41,149

Basic income per RenaissanceRe common share	$5.61	$6.62
Diluted income per RenaissanceRe common share (2)	$5.56	$6.52

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

19

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Tower Hill Companies	$4,294	$3,011	$4,276	$6,912	$5,202
Top Layer Re	2,174	2,616	2,364	3,108	2,494
Other	(308)	(332)	(1,802)	(214)	(464)
Total equity in earnings of other ventures	$6,160	$5,295	$4,838	$9,806	$7,232

	Six months ended
	June 30, 2015	June 30, 2014
Tower Hill Companies	$7,305	$7,188
Top Layer Re	4,790	4,939
Other	(640)	(696)
Total equity in earnings of other ventures	$11,455	$11,431

Other Income (Loss)

	Three months ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$1,162	$1,317	$1,044	$239	$17
Other items	265	222	175	(1,408)	(552)
Total other income (loss)	$1,427	$1,539	$1,219	$(1,169)	$(535)

	Six months ended
	June 30, 2015	June 30, 2014
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$2,479	$38
Other items	487	(511)
Total other income (loss)	$2,966	$(473)

20

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best (4)	S&P	Moody's (5)	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
Platinum Bermuda (1)	A	A-	—	—
Renaissance Reinsurance U.S. (1)	A	A+	—	—
RenaissanceRe Specialty Risks (1)	A	A+	—	—
RenaissanceRe Specialty U.S. (1)	A	A+	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents the rating on its Enterprise Risk Management practices.
(4) On November 25, 2014, following the announcement that RenaissanceRe would acquire Platinum, A.M. Best affirmed its respective ratings of RenaissanceRe and RenaissanceRe’s existing operating subsidiaries and placed the ratings under review with negative implications. On April 16, 2015, A.M. Best removed from under review with negative implications, and affirmed its respective ratings of, RenaissanceRe and RenaissanceRe’s existing operating subsidiaries. The outlook for Renaissance Reinsurance's and Renaissance Reinsurance of Europe's issuer financial strength ratings is negative, while the outlook for RenaissanceRe's other existing operating subsidiaries is stable. In addition, A.M. Best removed from under review with developing implications, affirmed its respective ratings of, and assigned an outlook of positive to, the issuer financial strength ratings of Platinum Bermuda and Renaissance Reinsurance U.S.
(5) On November 25, 2014, following the announcement that RenaissanceRe would acquire Platinum, Moody's affirmed its respective ratings of RenaissanceRe and RenaissanceRe’s existing operating subsidiaries. However, Moody's changed its outlook to negative, from stable, reflecting Moody’s opinion of the uncertain benefits and higher financial leverage of the combined entity.

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations and net other-than-temporary impairments. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Six months ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	June 30, 2015	June 30, 2014
Net income available to RenaissanceRe common shareholders	$73,233	$167,843	$170,767	$67,815	$120,752	$241,076	$271,755
Adjustment for net realized and unrealized losses (gains) on investments	26,712	(41,749)	(30,475)	31,097	(27,128)	(15,037)	(42,055)
Operating income available to RenaissanceRe common shareholders	$99,945	$126,094	$140,292	$98,912	$93,624	$226,039	$229,700

Net income available to RenaissanceRe common shareholders per common share - diluted	$1.59	$4.14	$4.42	$1.70	$2.95	$5.56	$6.52
Adjustment for net realized and unrealized losses (gains) on investments	0.59	(1.04)	(0.80)	0.79	(0.67)	(0.35)	(1.02)
Operating income available to RenaissanceRe common shareholders per common share - diluted	$2.18	$3.10	$3.62	$2.49	$2.28	$5.21	$5.50

Return on average common equity - annualized	6.6%	17.1%	20.1%	8.0%	14.2%	11.8%	15.8%
Adjustment for net realized and unrealized losses (gains) on investments	2.5%	(4.3)%	(3.6)%	3.7%	(3.2)%	(0.8)%	(2.4)%
Operating return on average common equity - annualized	9.1%	12.9%	16.5%	11.7%	11.0%	11.0%	13.4%

22

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from total Catastrophe Reinsurance segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets per share. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Book value per common share	$96.43	$95.21	$90.15	$85.78	$84.79
Adjustment for goodwill and other intangibles (1)	(6.51)	(6.64)	(0.86)	(0.88)	(0.86)
Tangible book value per common share	89.92	88.57	89.29	84.90	83.93
Adjustment for accumulated dividends	14.88	14.58	14.28	13.99	13.70
Tangible book value per common share plus accumulated dividends	$104.80	$103.15	$103.57	$98.89	$97.63

Quarterly change in book value per common share	1.3%	5.6%	5.1%	1.2%	3.0%
Quarterly change in tangible book value per common share plus change in accumulated dividends	1.9%	(0.5)%	5.5%	1.5%	3.5%
Year to date change in book value per common share	7.0%				5.6%
Year to date change in tangible book value per common share plus change in accumulated dividends	1.4%				6.4%

(1)
At June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, goodwill and other intangibles included $23.5 million, $24.4 million, $25.3 million, $26.1 million and $27.0 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

23